Exhibit 10.4

Execution Version

AMENDMENT NO. 3

and

SCHEDULED DETERMINATION

OF THE BORROWING BASE

dated as of April 20, 2011

to the

AMENDED AND RESTATED

CREDIT AGREEMENT

dated as of April 22, 2010

among

SANDRIDGE ENERGY, INC.

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

The Other Lenders Party Thereto

AMENDMENT NO. 3 AND

SCHEDULED DETERMINATION OF THE BORROWING BASE

AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment”) dated as of April 20, 2011 under the Amended and Restated Credit Agreement dated as of April 22, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent proposes to continue the current Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following new defined terms are added to Section 1.01 in appropriate alphabetical position:

“7% Convertible Preferred Stock” means the Borrower’s 7% Convertible Perpetual Preferred Stock issued on November 10, 2010, par value $0.001 per share, liquidation preference of $100 per share and with the terms set forth in the Certificate of Designation of the 7% Convertible Perpetual Preferred Stock.

“Permitted Debt Restrictions” means, an instrument or instruments governing indebtedness which imposes limitations on or requirements with respect to Indebtedness, Restricted Payments or Liens of the type described in Section 7.09 that are substantially the same as or less restrictive than the corresponding limitations or requirements, if any, with respect to such matters contained in any of the Principal Debt Obligations.

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(b) All references to the defined term “Consolidated EBITDAX” in the Credit Agreement shall instead be references to “Consolidated EBITDA”.

(c) The initial clause (c) in the definition of Consolidated EBITDAX is amended by (x) changing the comma after the word “depletion” to “or” and (y) deleting the phrase “or exploration”.

(d) The definition of Principal Debt Obligations is amended to read as follows:

“Principal Debt Obligations” means all existing long-term debt issued by the Borrower including the (i) Senior Floating Rate Notes due 2014, (ii) 9.875% Senior Notes due 2016, (iii) 8.0% Senior Notes due 2018, (iv) 8.75% Senior Notes due 2020 and (v) 7.5% Senior Notes due 2021.

(e) Section 7.06(d) is amended by (x) deleting the word “and” at the end of clause (i), (y) changing the semicolon at the end of clause (ii) to “; and” and (z) adding the following new clause (iii):

(iii) so long as no Default, Event of Default or Borrowing Base Deficiency exists at the time of such payment, the Borrower may pay regular semi-annual cash dividends on shares of its 7% Convertible Preferred Stock in an amount not exceeding $7.00 per share per annum;

(f) Clause (y) of the initial parenthetical in Section 7.09 is amended to read “(y) Permitted Debt Restrictions”.

SECTION 3. Proposal to Continue the Current Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(d) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to continue the current amount of the Borrowing Base, which is $790,000,000.

SECTION 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the continuation of the current amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.

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SECTION 5. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 8 hereof, (i) the representations and warranties set forth in Article 5 of the Credit Agreement will be true and correct in all material respects and (ii) no Default or Event of Default will have occurred and be continuing.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Borrower and (i) with respect to Section 2, the Required Lenders and (ii) with respect to Section 4, the Super-Majority Lenders.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SANDRIDGE ENERGY, INC.

By:	/s/ James D. Bennett
	Name:	James D. Bennett
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

BARCLAYS BANK PLC

By:	/s/ Allen Huang
	Name:	Allen Huang
	Title:	Assistant Vice President

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:	RBS Securities Inc., as agent

By:	/s/ Sandra Aultman
	Name:	Sandra Aultman
	Title:	Director

UNION BANK N.A.

By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Vice President

WELLS FARGO BANK, NA

By:	/s/ Catherine Stacy
	Name:	Catherine Stacy
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

BNP PARIBAS

By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

CAPITAL ONE BANK, N.A.

By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

SUN TRUST BANK

By:	/s/ Gregory C. Magnuson
	Name:	Gregory C. Magnuson
	Title:	Vice President

UBS LOAN FINANCE, LLC

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

COMERICA BANK

By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Senior Vice President

CITIBANK, N.A.

By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

ALLIED IRISH BANKS P.L.C.

By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

COMPASS BANK

By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

CREDIT SUISSE AG, Cayman Islands Branch (f/k/a CREDIT SUISSE, Cayman Islands Branch), as Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

BANK OF OKLAHOMA, N.A.

By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Assistant Vice President

BANK OF MONTREAL

By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

MIDFIRST BANK

By:	/s/ Steve A. Griffin
	Name:	Steve A. Griffin
	Title:	Senior Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Frank Jolley
	Name:	Frank Jolley
	Title:	Authorized Signatory